Advisor Managed Portfolios
Supplement dated January 16, 2024
to the Prospectus
dated December 15, 2023
for the
Bramshill Income Performance Fund

The following replaces the information under the sub-heading “Purchasing and Selling Shares through a Broker” under the heading “Shareholder Information” in the Prospectus:
You may buy and sell shares of the Fund through certain brokers and financial intermediaries (and their agents) (collectively, “Brokers”) that have made arrangements with the Fund to sell its shares. Such Brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. When you place your order with such a Broker or the Broker’s designee, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the Fund’s Net Asset Value next computed after the receipt by the Broker or the Broker’s authorized designee. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or, if applicable, a broker’s designee receives the order. The Broker holds your shares in an omnibus account in the Broker’s name, and the Broker maintains your individual ownership records. The Adviser may pay the Broker for maintaining these records as well as providing other shareholder services. The Broker may charge you a fee for handling your order. The Broker is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus.